UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4718
Van Kampen Tax Free Money Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 6/30
Date of reporting period: 12/31/08

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Tax Free Money Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of December 31, 2008.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Fund Report
For the six-month period ended December 31, 2008

Market Conditions

Unprecedented capital markets volatility roiled the municipal bond and money markets for much of the six-month reporting period. In response to mounting liquidity and credit problems, the government undertook a series of measures through the Federal Reserve and the Treasury. These measures incorporated a range of traditional and innovative steps taken to restore the orderly functioning of credit markets, including a reduction of the federal funds target rate to a range of 0.0 percent to 0.25 percent in mid-December. As of the end of the period, however, these efforts had met with limited success.

Against the backdrop of a slowing economy, municipal budgetary pressures began to become a more prominent concern, with governments seeking tax hikes and tightening belts in the face of significant taxpayer resistance. The pace of new issuance in the overall municipal market slowed, particularly after the credit meltdown in September, with new-issue volume falling nearly 26 percent in December and nine percent for the year. The slope of the municipal yield curve steepened during the fourth quarter with yields on short maturities hovering near historic lows and yields on 30-year high-grade issues reaching record high levels. The shift in yields was due in part to the ongoing flight to quality that pulled Treasury yields and short-term municipal bond yields sharply lower. In the tax-free money market, variable-rate yields fluctuated widely in the final months of the period.

While the broader market remained volatile and investor confidence remained low at the end of the reporting period, in our judgment, the short-term municipal market appeared to be headed in a more positive direction.

Performance Analysis

For the six-month period ended December 31, 2008, the Fund provided a total return of 0.44 percent. For the seven-day period ended December 31, 2008, the Fund provided an annualized yield of 0.28 percent. The yield reflects the current earnings of the Fund more closely than does the total return calculation. Total return assumes reinvestment of all distributions. Past performance is no guarantee of future results.

Protecting the safety and liquidity of the Fund’s assets remained our first priority. In the recent turbulent markets, our emphasis has been on managing exposure to institutions under stress. To that end, we remained focused on tax-exempt securities, including Variable Rate Demand Obligations (VRDOs), where our credit and risk teams have confidence in the quality of the issuer, the structure of the program, and the financial strength of the supporting institutions. We also identified and eliminated securities insured by the troubled monoline insurers that do not have the benefit of additional guarantees or protection, such as the presence of an irrevocable Letter of Credit.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Portfolio composition as of 12/31/08 (Unaudited)

7 Day Floaters	67.5%
Daily Variable Rate Securities	32.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/08 - 12/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads) or contingent deferred sales charges.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/08	12/31/08	7/1/08-12/31/08

Actual	$1,000	$1,004.38	$5.00
Hypothetical	1,000	1,020.22	5.04
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). This expense ratio reflects an expense waiver.

Assumes all dividends and distributions were reinvested.

Van Kampen Tax Free Money Fund
Portfolio of Investments  ■  December 31, 2008 (Unaudited)

Par			Current
Amount		Maturity	Yield at	Amortized
(000)	Description	Date	12-31-08	Cost

	Municipal Bonds 96.8% 7 Day Floaters 65.3%
$600	Broward Cnty, FL Ed Fac Auth City Coll Proj (LOC: Citibank)	01/02/09	1.100%	$600,000
1,335	California Statewide Cmnty Dev Auth Rev Kaiser Permanente Ser B	01/07/09	0.350	1,335,000
955	Cary, NC Pub Impt	01/07/09	0.700	955,000
800	Clarksville, TN Pub Bldg Auth Rev Pooled Fin TN Muni Bd Fd (LOC: Bank of America) (Acquired 10/10/08, Cost $800,000) (a)	01/02/09	1.200	800,000
675	Colorado Hlth Fac Auth Rev Catholic Hlth Ser B-4	01/07/09	0.650	675,000
500	Colorado Hsg & Fin Auth Single Fam Mtg Ser B-3	01/07/09	0.750	500,000
1,500	Dekalb Private Hosp Auth Egleston Children’s Hosp Ser A (LOC: SunTrust Bank)	01/07/09	0.750	1,500,000
1,100	Delaware Vly, PA Regl Fin Auth Loc Govt Rev Ser A (LOC: Bayerische Landesbank)	01/07/09	0.850	1,100,000
685	Derry Twp, PA Indl & Coml Dev Auth Hotel Tax Rev Arena Proj (LOC: PNC Bank)	01/07/09	1.080	685,000
1,000	Eastern Muni Wtr Dist CA Wtr & Swr Rev Ctf Partner Ser B	01/02/09	0.900	1,000,000
500	Franklin Cnty, TN Hlth & Ed Fac Univ of the South (LOC: SunTrust Bank) (Acquired 02/03/00, Cost $500,000) (a)	01/07/09	1.270	500,000
500	Grand Valley, MI St Univ Rev Gen Rfdg Ser B (LOC: RBS Citizens NA)	01/02/09	1.110	500,000
900	Gwinnett Cnty, GA Wtr & Sew Auth Rev Ser A	01/07/09	0.850	900,000
700	Kent Hosp Fin Auth MI Rev Metro Hosp Proj Rfdg Ser B (LOC: Bank of America)	01/07/09	1.050	700,000
750	Maryland St Trans Auth Baltimore/Washington DC Arpt, Ser A (LOC: State Street Bank & Trust Co)	01/02/09	1.250	750,000
800	Massachusetts St Hlth & Ed Fac Auth Rev Partners Hlthcare Sys Ser D-3	01/02/09	0.950	800,000
295	Metropolitan Govt Nashville & Davidson Cnty, TN H&E Fac Brd Rev Vanderbilt Univ Ser A	01/02/09	0.650	295,000
850	Metropolitan Wtr Dist Southn CA Wtrwks Rev Ser B-1	01/02/09	0.850	850,000
500	Michigan St Hosp Fin Auth Rev McLaren Hlthcare Rfdg Ser B (LOC: JP Morgan Chase Bank)	01/07/09	0.700	500,000
1,390	Minneapolis, MN Rev Univ Gateway Proj	01/02/09	1.130	1,390,000
1,650	Minnesota St Higher Ed Fac Auth Rev Macalester College Ser 5-Q	01/02/09	1.150	1,650,000
500	New Hampshire Higher Ed & Hlth Fac Auth Rev Saint Pauls Sch Issue	01/02/09	1.320	500,000
400	New York St Dorm Auth Rev Mental Hlth Svc Subser D-2H	01/02/09	1.000	400,000

See Notes to Financial Statements

Van Kampen Tax Free Money Fund
Portfolio of Investments  ■  December 31, 2008 (Unaudited)  continued

Par			Current
Amount		Maturity	Yield at	Amortized
(000)	Description	Date	12-31-08	Cost

	7 Day Floaters (Continued)
$500	New York St Loc Gov Assistance Corp Ser D (LOC: Societe Generale)	01/07/09	0.600%	$500,000
900	North Carolina Ed Fac Fin Agy Rev Duke Univ Proj Ser B	01/02/09	0.800	900,000
625	North Carolina Med Care Comm Hlth Sys Rev Mission Saint Josephs Rfdg	01/02/09	1.200	625,000
1,630	North Miami, FL Ed Fac Rev Miami Ctry Day Sch Proj (LOC: Bank of America)	01/02/09	1.220	1,630,000
675	Palm Beach Cnty, FL Rev Henry Morrison Flagler Proj (LOC: Northern Trust)	01/02/09	1.300	675,000
700	Pennsylvania St Tpk Comm Rev Ser A-2	01/07/09	0.750	700,000
615	Portland, OR Hsg Auth Rev New Mkt West Proj (LOC: Wells Fargo Bank)	01/02/09	1.130	615,000
600	Private Colleges & Univ Auth GA Rev Emory Univ Ser B	01/07/09	0.400	600,000
600	Private Colleges & Univ Auth GA Rev Emory Univ Ser B-2	01/02/09	0.800	600,000
900	San Bernadino Cnty, CA Ctf Partner Cap Impt Refing Proj (LOC: BNP Paribas)	01/02/09	0.750	900,000
1,800	San Rafael, CA Redev Agy Multi-Family Rev Hsg Fairfax Str Apts Ser A (LOC: Citibank)	01/07/09	0.700	1,800,000
600	Santa Clara Cnty El Camino, CA Hosp Dist Hosp Fac Auth Rev Aces Lease VY Med Ctr Proj, Ser B (LOC: State Street Bank & Trust Co)	01/06/09	0.600	600,000
900	Triunfo, CA Cnty Santn Dist Rev Rfdg (LOC: BNP Paribas)	01/07/09	0.550	900,000
500	Utah Cnty, UT Hosp Rev IHC Hlth Svc Inc Ser B	01/02/09	1.050	500,000
200	University of Texas Univ Rev Fin Sys Rfdg Ser A	01/07/09	0.400	200,000
600	Washington St Hsg Fin Comm Multi-Family Mtg Rev (LOC: Harris Trust & Savings Bank)	01/06/09	0.970	600,000

Total 7 Day Floaters 65.3%				31,230,000

	Daily Variable Rate Securities 31.5%
1,050	California St Kindergarten Univ Ser B-1 (LOC: Citibank)	01/02/09	0.980	1,050,000
1,000	Chicago, IL Rfdg Ser F	01/02/09	1.100	1,000,000
500	Chicago, IL Sales Tax Rev Rfdg	01/02/09	1.150	500,000
290	Colorado Hlth Fac Auth Rev The Visiting Nurse Corp (LOC: Wells Fargo Bank)	01/02/09	1.750	290,000
300	Cuyahoga Cnty, OH Rev Cleveland Clinic Subser B–1	01/02/09	1.050	300,000
900	Dade Cnty, FL Indl Dev Auth Exempt Fac Rev FL Pwr & Lt Co Rfdg	01/02/09	1.250	900,000
800	Geisinger Auth PA Hlth Sys Ser B	01/02/09	0.850	800,000
700	Irvine, CA Impt Bd Act of 1915 Assmt 00-18 Ser A (LOC: Bank Of New York)	01/02/09	0.850	700,000

See Notes to Financial Statements

Van Kampen Tax Free Money Fund
Portfolio of Investments  ■  December 31, 2008 (Unaudited)  continued

Par			Current
Amount		Maturity	Yield at	Amortized
(000)	Description	Date	12-31-08	Cost

	Daily Variable Rate Securities (Continued)
$800	Irvine, CA Impt Bd Act of 1915 Assmt 94-13 (LOC: State Street Bank & Trust Co)	01/02/09	0.850%	$800,000
500	Jacksonville, FL Pollutn Ctl Rev FL Pwr & Lt Co Proj Rfdg	01/02/09	1.750	500,000
1,000	Kentucky Inc KY Pub Energy Auth Gas Supply Rev Ser A	01/02/09	1.050	1,000,000
500	Las Vegas, NV Purp Ser C (LOC: Lloyds TSB Bank PLC)	01/02/09	0.890	500,000
800	Long Island Pwr Auth NY Elec Sys Rev Ser 2B (LOC: Bayerische Landesbank)	01/02/09	1.100	800,000
400	Los Angeles, CA Dept Wtr & Pwr Wtrwks Rev Subser B–2	01/02/09	0.900	400,000
200	Metropolitan Wtr Dist Southn CA Wtrwks Rev Ser B-1	01/02/09	0.850	200,000
500	New York City Fiscal 2008 Subser J-8 (LOC: Landesbank Baden-Wurttm)	01/02/09	1.050	500,000
1,510	New York City Transitional Fin Auth Ser 2F	01/02/09	1.050	1,510,000
800	Philadelphia, PA Hosp & Higher Ed Fac Auth Rev Hosp Children’s Hosp Proj Ser B	01/02/09	1.050	800,000
1,800	Southeast AL Gas Dist Rev Supply Proj Ser A	01/02/09	1.050	1,800,000
300	Southern CA Pub Pwr Auth Pwr Proj Rev Mead Adelanto Ser A	01/02/09	0.750	300,000
390	Turlock, CA Irr Dist Ctf Partn Cap Impt & Rfdg Proj (LOC: Societe Generale)	01/02/09	0.750	390,000

Total Daily Variable Rate Securities 31.5%				15,040,000

Total Investments 96.8% (b) (c)				46,270,000

Other Assets in Excess of Liabilities 3.2%				1,551,295

Net Assets 100.0%				$47,821,295

Percentages are calculated as a percentage of net assets.

(a)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 2.7% of net assets.

(b)	Securities include a put feature allowing the Fund to periodically put the security back to the issuer at amortized cost on specified dates. The yield shown represents the current yield earned by the Fund based on the most recent reset date. The maturity date shown represents the next put date.

(c)	At December 31, 2008, cost is identical for both book and federal income tax purposes.

LOC—Letter of Credit

See Notes to Financial Statements

Van Kampen Tax Free Money Fund
Financial Statements

Statement of Assets and Liabilities
December 31, 2008 (Unaudited)

Assets:
Total Investments, at amortized cost which approximates market value	$46,270,000
Receivables:
Fund Shares Sold	1,488,675
Investments Sold	530,558
Interest	38,017
Expense Reimbursement from Adviser	3,706
Other	106,401

Total Assets	48,437,357

Liabilities:
Payables:
Custodian Bank	339,124
Distributor and Affiliates	50,004
Fund Shares Repurchased	4,937
Trustees’ Deferred Compensation and Retirement Plans	176,360
Accrued Expenses	45,637

Total Liabilities	616,062

Net Assets	$47,821,295

Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$47,826,048
Accumulated Net Realized Loss	(4,753)

Net Assets (Equivalent to $1.00 per share for 47,844,300 shares outstanding)	$47,821,295

See Notes to Financial Statements

Van Kampen Tax Free Money Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended December 31, 2008 (Unaudited)

Investment Income:
Interest	$283,354

Expenses:
Investment Advisory Fee	71,345
Distribution (12b-1) and Service Fees	39,636
Professional Fees	36,518
Registration Fees	25,137
Reports to Shareholders	17,633
Transfer Agent Fees	14,554
Trustees’ Fees and Related Expenses	9,432
Accounting and Administrative Expenses	6,089
Custody	2,904
Other	10,068

Total Expenses	233,316
Expense Reduction ($71,345 Investment Advisory Fee and $5,195 Other)	76,540
Less Credits Earned on Cash Balances	593

Net Expenses	156,183

Net Investment Income	$127,171

Net Increase in Net Assets From Operations	$127,171

See Notes to Financial Statements

Van Kampen Tax Free Money Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	December 31, 2008	June 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$127,171	$310,909
Net Realized Loss	0	0

Change in Net Assets from Operations	127,171	310,909

Distributions from Net Investment Income	(122,625)	(305,599)

Net Change in Net Assets from Investment Activities	4,546	5,310

From Capital Transactions:
Proceeds from Shares Sold	61,963,106	38,791,122
Net Asset Value of Shares Issued Through Dividend Reinvestment	122,625	305,599
Cost of Shares Repurchased	(34,611,056)	(33,415,758)

Net Change in Net Assets from Capital Transactions	27,474,675	5,680,963

Total Increase in Net Assets	27,479,221	5,686,273
Net Assets:
Beginning of the Period	20,342,074	14,655,801

End of the Period (Including accumulated undistributed net investment income of $0 and $(4,546), respectively)	$47,821,295	$20,342,074

See Notes to Financial Statements

Van Kampen Tax Free Money Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	December 31,		Year Ended June 30,
	2008		2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net Investment Income	0.00	(a)(b)	0.02	(a)	0.02	(a)	0.02	(a)	0.01	0.00	(b)
Net Realized and Unrealized Gain	0.00		0.00		0.00	(b)	0.00		0.00	0.00	(b)

Total from Investment Operations	0.00		0.02		0.02		0.02		0.01	0.00

Less:
Distributions from Net Investment Income	0.00	(b)	0.02		0.02		0.02		0.01	0.00	(b)
Distributions from Net Realized Gain	0.00		0.00		0.00		0.00		0.00	0.00	(b)

Total Distributions	0.00		0.02		0.02		0.02		0.01	0.00

Net Asset Value, End of the Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Return* (c)	0.44%	**	1.51%		2.07%		1.53%		0.73%	0.14%
Net Assets at End of the Period (In millions)	$47.8		$20.3		$14.7		$16.1		$17.5	$24.6
Ratio of Expenses to Average Net Assets* (d)	0.99%		1.26%		1.57%		1.43%		1.18%	0.88%
Ratio of Net Investment Income to Average Net Assets*	0.80%		1.51%		2.09%		1.54%		0.58%	0.13%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	1.47%		2.22%		2.22%		1.92%		1.73%	1.39%
Ratio of Net Investment Income/Loss to Average Net Assets	0.32%		0.55%		1.44%		1.05%		0.03%	(0.38%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to .25%.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.02% for the year ended June 30, 2007.

See Notes to Financial Statements

Van Kampen Tax Free Money Fund
Notes to Financial Statements  ■  December 31, 2008 (Unaudited)

1. Significant Accounting Policies
Van Kampen Tax Free Money Fund (the “Fund”) is organized as a Delaware statutory trust. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to provide investors with a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investments in a diversified portfolio of municipal securities that will mature within twelve months of the date of purchase. The Fund commenced investment operations on November 5, 1986.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio investment is valued at cost, any discount is accreted and any premium is amortized on a straight-line basis to the maturity of the instrument.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective July 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Van Kampen Tax Free Money Fund
Notes to Financial Statements  ■  December 31, 2008 (Unaudited)  continued

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$-0-
Level 2—Other Significant Observable Inputs	46,270,000
Level 3—Significant Unobservable Inputs	-0-

Total	$46,270,000

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended June 30, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Fund utilized capital losses carried forward of $4,546. At June 30, 2008, the Fund had an accumulated capital loss carry forward for tax purposes of $4,753, which will expire according to the following schedule:

Amount	Expiration

$4,652	June 30, 2012
101	June 30, 2013

D. Distribution of Income and Gains The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed at least annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

Van Kampen Tax Free Money Fund
Notes to Financial Statements  ■  December 31, 2008 (Unaudited)  continued

The tax character of distributions paid during the year ended June 30, 2008 was as follows:

Distributions paid from:
Ordinary income	$1,754
Tax-exempt income	309,348
Long-term capital gain	-0-

$311,102

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$655
Undistributed tax-exempt income	210,602

E. Credits Earned on Cash Balances During the six months ended December 31, 2008, the Fund’s custody fee was reduced by $593 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.450%
Next $250 million	.375%
Next $250 million	.325%
Next $500 million	.300%
Next $500 million	.275%
Next $500 million	.250%
Next $500 million	.225%
Next $12 billion	.200%
Over $15 billion	.199%

For the six months ended December 31, 2008, the Adviser voluntarily waived $71,345 of its advisory fees and assumed $5,195 of the Fund’s other expenses. This represents .48% of its average daily net assets for the period. This waiver is voluntary and can be discontinued at any time.
For the six months ended December 31, 2008, the Fund recognized expenses of approximately $10,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended December 31, 2008, the Fund recognized expenses of approximately $22,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively

Van Kampen Tax Free Money Fund
Notes to Financial Statements  ■  December 31, 2008 (Unaudited)  continued

“Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2008, the Fund recognized expenses of approximately $7,700 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $87,100 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the six months ended December 31, 2008 and the year ended June 30, 2008, transactions were as follows:

	Six Months Ended	Year Ended
	December 31, 2008	June 30, 2008

Beginning Shares	20,369,625	14,688,662

Shares Sold	61,963,106	38,791,122
Shares Issued Through Dividend Reinvestment	122,625	305,599
Shares Repurchased	(34,611,056)	(33,415,758)

Net Change in Shares Outstanding	27,474,675	5,680,963

Ending Shares	47,844,300	20,369,625

4. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts. Under the Plans, the Fund will incur annual fees of up to .25% of average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

Van Kampen Tax Free Money Fund
Notes to Financial Statements  ■  December 31, 2008 (Unaudited)  continued

5. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. U.S. Treasury Temporary Guaranty Program
The Board of Trustees approved the participation by the Fund in the U.S. Department of the Treasury’s Temporary Guaranty Program (“Program”) for money market funds. Although the Fund has continued to maintain a net asset value of $1.00 per share, the Fund believes that participation in the Program will provide an added level of assurance for its shareholders. The Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the Fund at the close of business on September 19, 2008. Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed. If a customer closes his/her account with the Fund or broker-dealer, any future investment in the Fund will not be guaranteed. If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. The Program had originally been set to expire on December 18, 2008, but was recently extended by the Treasury Department until April 30, 2009. The expense of the Program, amounting to $5,396, is borne by the Fund and amortized on a straight line basis over the term of the Program’s coverage.

Van Kampen Tax Free Money Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Tax Free Money Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Tax Free Money Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Tax Free Money Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Tax Free Money Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Tax Free Money Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

TFMMSAN 2/09
IU09-00571P-Y12/08

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Tax Free Money Fund
By:	/s/ Edward C. Wood III
	Name:	Edward C. Wood III
	Title:	Principal Executive Officer
	Date:	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
	Name:	Edward C. Wood III
	Title:	Principal Executive Officer
	Date:	February 19, 2009

By:	/s/ Stuart N. Schuldt
	Name:	Stuart N. Schuldt
	Title:	Principal Financial Officer
	Date:	February 19, 2009